SECURED BORROWING	12 Months Ended
Dec. 31, 2017
SECURED BORROWING [Abstract]
SECURED BORROWING
19.	Secured borrowing

On December 8, 2015, the Company issued RMB417,000 of secured borrowings with an annual interest rate from 5.0% to 6.0% to third party investors through an underwriter, HengTai Securities Co., Ltd. (“HengTai”). The borrowings have maturity terms ranged from one to five years and are secured by the Group’s future leasing revenue from 14 network hospitals. The Company received net proceeds of RMB404,000, which was net of the refundable security deposit of RMB13,000 paid to HengTai. The Company incurred issuance cost of RMB7,506 which was capitalized as deferred expense and will be recognized as interest expense based on effective interest rate.

For the year ended December 31, 2017, secured borrowing of RMB81,000 (US$12,449) was repaid and security deposit of RMB2,156 (US$331) was refunded by HengTai.

During 2017, as 2 of 14 networks was terminated and cannot generate future leasing revenue, the Company further provided a security deposit of RMB22,557 (US$3,467) to HengTai, which was recorded in “prepayments and other current assets” on the consolidated balance sheets as of December 31, 2017.

Secured borrowing due within one year of RMB79,613 and RMB85,106 (US$13,081) (note18) was recorded in “accrued expenses and other liabilities” as of December 31, 2016 and 2017, respectively, and the remaining of RMB248,604 and RMB163,498 (US$25,129) was recorded as “long-term secured borrowing” on the consolidated balance sheets as of December 31, 2016 and 2017, respectively.

As of December 31, 2017, the maturity profile of these secured borrowings is as follows:

	RMB	US$
Within one year	85,106	13,081
Between two and three years	81,602	12,542
Between three and four years	81,896	12,587
	248,604	38,210